SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENT	SUBSEQUENT EVENT
29(a)    CTW refinancing on a long-term basis of a liability classified as current
In February 2024, CTW entered into a bank loan agreement extension amounting to USD9 million. The repayment of the principal amount is scheduled to be completed by March 2027, with an interest rate of 4.76% per annum. CTW is required to mortgage its land as collateral and to comply with several covenants, including maintaining the debt-to-equity ratio must not be less than 0 and the debt service coverage ratio not less than 1.20 times on an annual basis.
Other than the above events, our Company is not aware of any matter or circumstance that has significantly affected or may significantly affect the operations of our Company, the results of those operations, or the state of affairs of our Company.